UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2004

                   Sunrise Real Estate Development Group, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                  --------------------------------------------
                 (State of other jurisdiction of incorporation)


       000-32585                                           75-2513701
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(Commission File Number)                       (IRS Employer Identification No.)



                           18 Fl.-2, No. 6, Sec. 4 Xinyi Road,
                                     Da-An District
                                 Taipei City, Taiwan ROC, 106
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          (Address of Principal Executive Officers)     (Zip Code)




   Registrant's telephone number, including area code:   886 2 2700 5195
                                                         --------------


                                 Not Applicable
          00-----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 2.01 Completion of Acquisition or Disposition of Assets

         As reported under Item 1.01 of its Form 8-K dated August 31, 2004 filed with the Commission, the registrant, Sunrise Real Estate Development Group, Inc. ("Sunrise"), Lin Ray Yang Enterprise Ltd., a British Virgin Islands company ("LRY") and Lin, Chi-Jung, an individual and agent for beneficial shareholders of LRY, i.e. Ace Develop Properties, Ltd. ("Ace Develop"), Planet Technology Corporation ("Planet") and Systems and Technology Corporation ("Systems"), entered into that certain Exchange Agreement that provides for Sunrise's issue of ten (10) million shares of common stock to the beneficial shareholders, or their designees, in exchange for 100% of the outstanding capital stock of "LRY". This agreement closed on October 5, 2004. Lin, Chi-Jung is Chairman of the Board of Directors of Sunrise, the President of LRY and the principal and controlling shareholder of Ace Develop. Of the 10,000,000 shares of common stock of Sunrise issued in this transaction, 8,500,000 shares were issued to Ace Develop, 750,000 shares were issued to Planet and 750,000 shares were issued to Systems. The 10,000,000 shares issued in exchange for all of the capital stock of LRY was arbitrarily determined by the Sunrise Board of Directors and Lin, Chi-Jung who is, as aforesaid, the Chairman of the Sunrise Board of Directors.

         Also as reported under Item 1.01 of its Form 8-K dated August 31, 2004 filed with the Commission, Sunrise, the registrant, Sunrise Real Estate Development Group, Inc. a Cayman Islands company ("CY-SRRE") and Lin, Chi-Jung, an individual and agent for the beneficial shareholder of CY-SRRE, i.e. Ace Develop Properties, Ltd., entered into that certain Exchange Agreement that provides for Sunrise's issue of five (5) million shares of common stock to the beneficial shareholder or its designees, in exchange for 100% of the outstanding capital stock of CY-SRRE. This agreement closed on October 5, 2004. Lin, Chi-Jung is Chairman of the Board of Directors of Sunrise, the President of CY-SRRE and the principal and controlling shareholder of Ace Develop. The 5,000,000 shares of common stock of Sunrise issued in this transaction to Ace Develop in exchange for all of the capital stock of CY-SRRE was arbitrarily determined by the Sunrise Board of Directors and Lin, Chi-Jung who is, as aforesaid, the Chairman of the Sunrise Board of Directors.

         Prior to the closing of the aforesaid Exchange Agreements, Sunrise was an inactive "shell" company. Following the closing, Sunrise, through its two wholly owned subsidiaries, LRY and CY-SRRE, intends to engage in the real estate development and brokerage businesses in mainland China.

Item 3.02. Unregistered Sales of Equity Securities.

         As set forth in above Item 2.01, Sunrise, upon the closing on October 5, 2004 of the two described Exchange Agreements, Sunrise issued and delivered an aggregate of 15,000,000 shares of common stock in exchange for all of the issued and outstanding shares of Lin Ray Yang Enterprises, Ltd., a British Virgin Islands company, and Sunrise Real Estate Development Group, Inc., a Cayman Islands company. Of the 15,000,000 shares issued, 13,500,000 shares were issued to Ace Develop Properties, Ltd., a British Virgin Islands company, 750,000 shares were issued to Planet Technology Corporation, a Brunei corporation, and 750,000 shares were issued to Systems & Technology Corp., a Belize corporation.

         In connection with the issue of such shares, Sunrise relies on Regulation S as its exemption from the registration requirements of the Securities Act of 1933. All of such persons are non-US persons and agree that the shares may not be transferred or sold except in accordance with the provisions of Regulation S and/or compliance with the registration requirements of the Securities Act of 1933 or in reliance upon an applicable exemption therefrom. The certificates representing the Sunrise shares bear a legend reflecting such transfer restrictions and stop transfer orders are placed with the transfer agent against these shares.

Item 5.01 Changes in Control of Registrant.

         As reported under Item 2.01 and Item 3.01 above, Ace Develop Properties, Ltd., a British Virgin Islands company, was issued 13,500,000 shares of common stock of Sunrise on the closing of the two Exchange Agreements whereby Sunrise acquired all of the capital stock of Lin Ray Yang Enterprises Ltd. and Sunrise Real Estate Development Group, Inc., a Cayman Islands corporation. As of October 11, 2004, Sunrise, the Registrant, has issued and outstanding 21,630,614 shares of common stock. Ace Develop's said 13,500,000 shares represent approximately 62% of the issued and outstanding shares of Sunrise.

         Lin, Chi-Jung, the Chairman of the Board of Directors, President and CEO of Sunrise, is the president, principal shareholder and the controlling person of Ace Develop. Therefore, the 13,500,000 shares of common stock of Sunrise held of record by Ace Develop are beneficially owned by Lin, Chi-Jung who is the controlling person of Sunrise by virtue of owning, indirectly, 62% of the outstanding shares of Sunrise and holding the offices of Chairman, President and CEO of Sunrise, as aforesaid.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On October 11, 2004, Chiu, Chi-Yuan resigned as President and CEO of Sunrise and Lin, Chi-Jung, Sunrise's Chairman of the Board of Directors, was elected by the Board the President and CEO of Sunrise to serve until his successor is elected and qualified. Chiu, Chi- Yuan remains a member of the Board of Directors of Sunrise. See the discussion concerning the closing of the Exchange Agreements and Lin, Chi-Jung and his affiliation with Ace Develop under
Item 2.01, Item 3.02 and Item 5.01 above. Since 2002, Lin, Chi-Jung has been the Chairman of the Board of Directors of Shanghai Xin Ji Yang Realty Consultant Co., Ltd. This company provides real estate consulting and brokerage services to the mainland China real estate consumer market. Lin, Chi-Jung has also been a movie actor for several years in mainland China.

Item 9.01 Financial Statements and Exhibits.

         (a)      Financial  statements of businesses acquired and

         (b)      Pro forma financial information.

                  The financial statements and pro forma financial information pertaining to the registrant's acquisition of all of the capital stock of Lin Ray Yang Enterprises Ltd. and Sunrise Real Estate Development Group, Inc., a Cayman Islands company, will be filed by amendment to this Form 8-K Report.

         (c)      Exhibits

                  2.1 Exchange Agreement dated as of August 31, 2004 by and among Lin Ray Yang Enterprise Ltd., Lin, Chi-Jung, as agent for the beneficial shareholders of such company, and the registrant, incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on September 8, 2004.

         2.2 Exchange Agreement dated as of August 31, 2004 by and among Sunrise Real Estate Development Group, Inc., a Cayman Islands company, Lin, Chi-Jung, as agent for the beneficial shareholder of such company, and the registrant, incorporated by reference to the Registrant's Current Report on Form 8-K filed with the Commission on September 8, 2004.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Sunrise Real Estate Development Group, Inc.
                                  (Registrant)



      Date:  October 12, 2004           By: /s/  Lin, Chi-Jung
                                           -------------------------------------
                                           Lin, Chi-Jung
                                           President and Chief Executive Officer